EXHIBIT 4.1

No.	Incorporated Under the Laws of the State of Maryland	Shares

CLASS A COMMON STOCK	SEE REVERSE SIDE FOR CERTAIN DEFINITIONS AND LEGEND

ARC

CORPORATE

REALTY TRUST

This is to Certify that                                                               is the owner of

fully paid and non-assessable shares of the Class A Common Stock, $0.001 par value of

ARC CORPORATE REALTY TRUST, INC.

(hereinafter called the “Corporation”) transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Incorporation and Bylaws of the Corporation and the amendments from time to time made thereto, copies of which are or will be on file at the principal office of the Corporation, to all of which the holder by acceptance hereof assents. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

CORPORATE SEAL

Dated:

	Secretary		President

REVERSE SIDE

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THAT ACT AND UNDER ANY APPLICABLE STATE SECURITIES LAWS UNLESS PRIOR TO SUCH DISPOSITION THE ISSUER IS FURNISHED WITH AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER, THAT THE PROPOSED TRANSACTION WILL BE EXEMPT FROM SUCH REGISTRATION.

The following abbreviations, when used in the description on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	--as tenants in common	UNIF GIFT MIN ACT	--............Custodian...............
TEN ENT	--as tenants by the entireties		(Cust) .......(Minor)
JT TEN	--as joint tenants with right of		under Uniform Gifts to Minors
	survivorship and not as tenants in commons		Act.........................................
State
Additional abbreviations may also be used though not in the above list.

For value received, hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

[PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE]

                                                                                                                                                                                                                Shares

of the Common Stock represented by the within Certificate, and do hereby irrevocable constitute and appoint

Attorney to transfer the said Stock on the books of the within named Trust Company with full power of substitution in the premises.

Dated,

                    In presence of

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.